UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

September 29, 2009 (September 24, 2009)

Universal Acquisitions Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53381	30–046871
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification
of Incorporation)		Number)

133-47 Sanford Avenue, #PHE, Flushing, NY 11355

(Address of Principal Executive Offices)      (Zip Code)

(718) 359-8008

(Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [_]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

   [_]   Soliciting material  pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

   [_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [_]   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)           (1) (i)   On September 24, 2009 the Company dismissed Seale and Beers, CPAs (“Seale”) as its independent certifying public accountant.

ii)         Since August 7, 2009, the date of Seale’s engagement, the accountant did not review or issue financial statements or a financial report for the Company.

iii)        The dismissal was authorized and approved by the Board of Directors of the Company.

iv)        Since August 7, 2009, the date of Seale’s engagement, through the date preceding the dismissal of Seale there were no disagreements with Seale on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Seale, would have caused Seale to make reference to the subject of that disagreement in its reports on the Company’s financial statements.

The Company requested that Seale furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the Company’s statements in this Item 4(a)(1)(i), (ii) and (iv).  A copy of the letter furnished by Seale in response to this request, dated September 29, 2009, is filed as Exhibit 16.1 to this Form 8-K.

 (2)      On September 24, 2009, the Company engaged Holtz Rubenstein Reminick (“Holtz”) as its new independent certifying public accountant.  During the two most recent fiscal years and the interim period preceding the engagement of Holtz, the Company has not consulted with Holtz regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Holtz or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 8.01 OTHER EVENTS

On September 15, 2009, the Company filed an amendment to its Form 8-K filed with the Securities and Exchange Commission to disclose that on August 27, 2009 the Public Accounting Oversight Board (the “PCAOB”) revoked the registration of the Company’s former auditors Moore & Associates Chartered (“Moore”) because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities and Exchange Act of 1934 and Rule 10b-5 thereunder, and non-cooperation with a board investigation.  As a result of the actions of the PCAOB against Moore and in response to a request from the SEC, the Company has engaged Holtz to re-audit the Company’s financial statements for the period from January 22, 2008 through June 30, 2008, as included in the Company’s Form 10 filed with the SEC on August 19, 2008 and the period for the fiscal year ended December 31, 2008, as included in the Company’s Form 10-K filed with the SEC on April 16, 2009.  If the Company determines, after re-auditing the periods described above and in consultation with its auditors, that the financial statements or the auditor’s report issued with the financial statements can no longer be relied upon and that a restatement of the financials is necessary, the Company will file a Form 8-K under Item 4.02, as necessary, disclosing that the financial statements or accountant’s report for the periods described can no longer be relied upon, the error or reason why the financial statements or accountant’s report can no longer be relied upon and whether the Company will restate the financials statements for the previously audited periods.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Not Applicable.

d)    Exhibits

No.	Exhibits

*3.1	Certificate of Incorporation

*3.2	Bylaws

16.1	Letter to the Exchange Commission regarding statements included in this Form 8-K

      *           Filed as an exhibit to the Company’s Form 10 filed with the Securities and Exchange Commission on August 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2009	By:	/s/ Anna Lo
Name: Anna Lo
Title: President, Secretary and Director